                               Z-AXIS CORPORATION
                         7395 E. Orchard Road, Suite 100
                        Greenwood Village, Colorado 80111

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         To be held: September 21, 2001

To the Shareholders of Z-Axis Corporation:

Notice is hereby  given of the  Annual  Meeting of  Shareholders  of Z-Axis
Corporation (the "Company"),  a Colorado corporation,  to be held at Z-Axis
Corporation,  7395 E. Orchard Road, Suite 100, Greenwood Village,  Colorado
on September 21, 2001 at 3:00 p.m. for the following purposes:

      1.  To elect directors of the Company for the ensuing corporate year

      2. To consider  such other  matters as may  properly  come before the meeting.

Only  shareholders  of record at the close of business on July 31, 2001 are entitled to be notified of and to vote at the meeting.

It is  important  that  your  shares be  represented  at the  meeting.  The
Board of  Directors  of the  Company  extends a cordial  invitation  to all shareholders  to  attend  and  recommends  that  you  execute  and mail the
enclosed   Proxy  in  the  return   envelope  as   promptly  as   possible.
Shareholders  who attend the  meeting  in person may revoke  their  proxies and vote in person.

                        By Order of the Board of Directors

                        Marilyn T. Heller, Secretary
                        Englewood, Colorado
                        July 31, 2001

                               Z-AXIS CORPORATION
                         7395 E. Orchard Road, Suite 100
                        Greenwood Village, Colorado 80111

                                 PROXY STATEMENT

This Proxy  Statement  is being  furnished  to the  shareholders  of Z-Axis
Corporation  (the  "Company") in connection  with the  solicitation  by the
Board of  Directors  of the  Company  of  proxies to be voted at the Annual
Meeting  of   Shareholders   to  be  held  on  September   21,  2001.   The
approximate  date on which this Proxy  Statement  and the form of proxy are first to be sent or given to the  shareholders  is August  30,  2001.  Some of the officers and regular  employees of the Company,  without  additional compensation,  may solicit  proxies  personally or by telephone,  if deemed necessary.  The  cost of  solicitation  will be  borne  by the  Company.  A shareholder may revoke a proxy  previously  given by him or her at any time prior to its use,  by  giving  written  notice  of such  revocation  to the
Secretary  of the Company.  All proxies  received by the Board of Directors of the Company and not revoked will be voted at the meeting.

Except  as  described  below,  shareholders  of  record  at  the  close  of business  on July 31,  2001,  will be entitled to one vote per share on all business  transacted  at the  meeting.  If  one-third  of  the  outstanding shares are  present at the  meeting in person or  represented  by proxy and entitled  to vote,  such  shares  will  constitute  a quorum.  Each  matter coming  before the Annual  Meeting  requires for  approval the  affirmative vote of the  majority of the quorum  present at the  meeting,  in person or by proxy  and  entitled  to vote.  At the  close  of  business  on July 31,
2001,  there were  3,825,000  shares of the common stock ($0.001 par value)
entitled to vote.

Proposal #1: Election of Directors

THE BOARD OF  DIRECTORS  RECOMMENDS  THAT  SHAREHOLDERS  VOTE "FOR" EACH OF
THE PERSONS NOMINATED BY THE BOARD OF DIRECTORS

The  following  persons  have  been  nominated  to  serve  on the  Board of
Directors  of the Company  until the next Annual  Meeting of  Shareholders:
Steven H.  Cohen,  Alan  Treibitz,  Stephanie  Kelso,  Marilyn  T.  Heller,
Marvin A.  Davis and James E.  Pacotti,  Jr. If one or more of the  current nominees  at the time of the  meeting  is unable to serve or for good cause will not serve,  the shares  represented  by the proxies  solicited  by the
Board  of  Directors  will  be  voted  for  the  other  directors  who  are nominated  and for any  substitute  nominee(s)  designated  by the Board of
Directors.

                       NOMINEES TO THE BOARD OF DIRECTORS

The  Company's  existing  Board  of  Directors  consists  of  six  members.
Officers  and  directors  are  elected   annually  and  serve  until  their
respective  successors  are elected.  The Company's  Board of Directors has two  standing  committees.  The  Compensation  Committee  consists  of  Dr.
Cohen, Mr. Davis and Mr. Pacotti.  The  Compensation  Committee has general
responsibility   for  all  employee   compensation   and  benefit  matters,
including  recommendation  to the full Board on  compensation  of  officers and benefit plans.  The  Compensation  Committee met once during the fiscal year ended March 31, 2001.  The Audit  committee  was  established  in June
2001 and  consists  of Mr.  Treibitz  and Mr.  Davis.  The Audit  Committee
reviews  the  results  of the annual  audit  performed  by the  independent auditors,  as well as their  independence,  professional  services and fees and  recommends  retention  or  discharge  to the Board of  Directors.  The
Board of  Directors  adopted and  approved a written  charter for the Audit
Committee  in June 2001,  a copy of which is  attached  hereto as  Appendix
A. The Board has  determined  that all members of the Audit  Committee  are
"independent".   As  the audit committee was recently appointed, additional disclosures related to this committee are not pertinent at this time.

The Board of  Directors  held two  meetings  during the  fiscal  year ended
March 31, 2001.  All members of the Board were present at each meeting.

The  following  table  sets  forth the name and age of each  nominee to the
Board of Directors and any other position held with the Company:

Name of individual           Age                 Office or position
---------------------    ----------              ------------------------------
Steven H. Cohen              65                  Chairman of Board of Directors
Alan Treibitz                49                  Chief Operating Officer,
                                                   Chief Financial
Officer, Treasurer,                                Director
Stephanie S. Kelso           50                  President, Director
Marilyn T. Heller            71                  Secretary, Director
Mr. Marvin A. Davis          63                  Director
Mr. James E. Pacotti, Jr.    54                  Director

Background information

Background  information  concerning  the principal  occupation and business experience  of the  officers  and  directors  of the  Company is  presented below:

Steven H.  Cohen  served as Chief  Executive  Officer  from  March  1993 to
March  2001,  as  President  from June 1983 to March 1993 and as a Director since June 1983.  Mr. Cohen retired in March  2001from the Chief  Executive
Officer  position,  however he  continues to serve as Chairman of the Board of  Directors  and provides  his  expertise  to the Company.  He received a
Ph.D.  degree from the  University of Denver in 1973 and a bachelor's and a
master's   degree   from  St.   Louis   University   in  1958   and   1965,
respectively.  Dr. Cohen is married to Ms. Heller.

Alan Treibitz  served as Chief  Operating  Officer and President from March
1993  to  March  2001,  and  as  Chief  Financial  Officer,  Treasurer  and
Director  since  October 1983. In March 2001,  Mr.  Treibitz  began serving as Chief  Executive  Officer.  He received a bachelor's  degree from Pomona
College in 1974.  Mr. Treibitz is married to Ms. Heller's daughter.

Marilyn T.  Heller has  served as  Secretary  and  Director  since  October
1983.  She received a bachelor's  degree from the  University  of Denver in
1967.  From  1981 to  1991,  she  was a  marketing  representative  at Bank
Western  of  Denver.  From  1992 to 1993,  she was  Marketing  Director  at
Health  Mark,  Inc.  Ms.  Heller  devotes  such time to the  affairs of the
Company  as  is  necessary  to  discharge   her  duties  as  Secretary  and
Director.  Ms. Heller is married to Dr. Cohen.

Mr.  Marvin A. Davis has served as Director  since April 1997.  He received a bachelor's  degree and MBA from  Washington  University.  Since 1992,  he
has  served  as  President  of  Grisanti,   Galef  &  Goldress,   a  crisis
management  firm that has assisted  many of the foremost  buy-out  firms in the United  States.  Mr.  Davis is also  currently  serving as Chairman and
CEO of Datamax  Corporation,  a  manufacturer  of bar code  printers.  From
1962 to 1992,  Mr.  Davis has  served in senior  executive  management  and consulting  positions  with  several  different  organizations  in  various industries.  Mr. Davis has authored several  publications and articles that have appeared in journals such as Business  Week,  Wall Street  Journal and
CEO Magazine.

Mr.  James E.  Pacotti,  Jr. has served as Director  since  April 1997.  He
received  a  bachelor's   degree  from  Colorado   State   University   and
Distinguished  Military  Graduate  Honors.  He serves as  Regional  Manager of WhiteCross Systems,  Inc., a software  development company  specializing in data  mining  software  applications,  since  June 1998.  From  December
1975  to  June  1998,  Mr.  Pacotti  served  in  various  senior   exective
management  and sales  positions  in the  computer  software  and  hardware industry.  From August  1968 to  November  1973,  Mr.  Pacotti  served as a
Captain in the United States Army.

Stephanie  S. Kelso  served as Vice  President,  Sales and  Marketing  from
April 1995 to May 2001 and as Director,  Sales and Marketing  from February
1993 to March 1995.  In May 2001,  Ms.  Kelso was  promoted  to  President.
Prior to joining the  Company in 1993,  Ms.  Kelso was the General  Manager
of a national computer  graphics  company.  Ms. Kelso received a bachelor's degree from Indiana University in 1974 and a Master of Arts in 1976.

Employment Agreements

The Company has entered into  employment  agreements with Dr. Cohen and Mr.
Treibitz.  The  agreements  provide  for  each  of them  to  assign  to the
Company  all  rights to  inventions  and  other  matters  developed  in the course of their  employment.  The  agreements  also  provide  that they may not,  during  the term of their  employment  or for two  years  thereafter, accept or perform any work that  directly or  indirectly  interferes in any way with the work or  relationship  of the Company  with its  customers  or other  employees.  They have  agreed to  maintain  the  confidentiality  of
Company  information and not to compete directly or indirectly  through the use of proprietary  information  for one year following the  termination of
their  employment  for  any  reason.  The  employment   agreements  may  be
terminated  by either  the  Company  or the  individual  upon  thirty  days notice  without  cause or  without  prior  notice for  cause,  including  a material  breach of the  agreement.  Compensation  under the  agreements is
determined  annually  by  the  Compensation   Committee  of  the  Board  of
Directors.

Executive compensation

The  following  table  sets  forth the  aggregate  remuneration  earned and accrued by the Company for the fiscal  years  ended March 31,  2001,  2000, and 1999 for the Chief Executive  Officer and the Chief  Operating  Officer
of the Company on March 31, 2001:

        Name and                Bonus   Other Compensation                          Fiscal      Salary
 principal position year         year         ($)            ($)          ($)

Steven H. Cohen,
  Chief Executive Officer         2001       80,651         9,860             0
                                  2000       98,618             0             0
Alan Treibitz,
  Chief Operating Officer,        2001      110,690        15,080             0
   Chief Financial Officer        2000      116,363             0             0

 Stephanie Kelso,                 2001       95,404         2,320             0
  President, Vice President       2000       88,405             0             0
  Sales and Marketing, Officer

The bonuses  earned by Dr.  Cohen,  Mr.  Treibitz  and Ms. Kelso during the fiscal  year ended March 31, 2001 were  awarded  under an ongoing  program, which is  authorized  annually by the Board of Directors  and  administered by the  Compensation  Committee  for  attaining  certain  profit  or  other goals.  No such  bonuses  were earned  during the fiscal  years ended March
31,  2001 or  2000.  Dr.  Cohen  and Mr.  Treibitz  do not  participate  in decisions regarding their own compensation.

Options granted in the last fiscal year

The  following  table  sets forth  certain  information  regarding  options granted to the Chief  Executive  Officer  and Chief  Operating  Officer for
the fiscal year ended March 31, 2001:

                                      Percent of
                        Number           total
                          of           options
                      securities      granted to       Exercise                 Potential realizable value of
                      underlying      employees        Price per                   assumed annual rates of
                       options        in fiscal          share     Expiration   stock price appreciation for
     Name             Granted(#)        year(%)       ($/share)(1)     Date          option terms (2)
-----------------    ------------     ----------    --------------  --------  ----------------------------
                                                                                   5%                10%
                                                                              ------------      ----------

Steven H. Cohen          5,000            50%           $0.06875    04/01/2006      $55             $160

Alan Treibitz            5,000            50%           $0.06875    04/01/2006      $55             $160

(1)   The exercise  price per share of granted  options for Steven H. Cohen and Alan  Treibitz  was equal to 110% of the fair market value of the
      Common  Stock on the date of the grant as reported on the  Electronic
      Bulletin Board.

(2)   The potential  realizable  value is  calculated  based on the term of the  option  (5  years).  It is  calculated  assuming  that  the fair market  value  of the  Company's  Common  Stock  on the date of grant appreciates  at the  indicated  annual rate  compounded  annually for the entire  term of the option and that the option is  exercised  and sold on the last day of its term for the appreciated stock price.

Aggregate  option  exercises in last fiscal year and fiscal year end option values

The  following  table  sets  forth  information  with  respect  to (i)  the exercise  of  stock  options  by the  Chief  Executive  Officer  and  Chief
Operating  Officer  during the fiscal year ended March 31,  2001,  (ii) the number  of  securities  underlying  unexercised  options  held by the Chief
Executive  Officer  and Chief  Operating  Officer as of March 31,  2001 and
(iii) the value of  unexercised  in-the-money  options  (i.e.,  options for which the fair  market  value of the  Common  Stock  ($0.0625  at March 31,
2001 exceeds the exercise price) as of March 31, 2001:

                              Number of unexercised
                                    options at        Value of unexercised in-the-money
                                fiscal year end        options at fiscal year end ($)(1)
                           -------------------------------------------------------------
                 Shares
               Acquired to
     Name       Exercise   Exercisable  Unexercisable   Exercisable      Unexercisable
------------- ------------ -----------  ------------  ---------------  -----------------

Steven H. Cohen     0         15,000      12,500        $ 0          $ 0

Alan Treibitz       0         15,000      12,500        $ 0          $ 0

(1)  Based on the fair  market  value of the Common  Stock as of March 31,  2001
     ($0.0625)  minus the  exercise  price,  multiplied  by the number of shares underlying the option.

      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The  following  table  sets  forth the  number  of  shares of common  stock beneficially  owned  by each  owner of 5% or more of the  Company's  common stock,  by each  director  and by all  director's  and officers as a group, and the  percentage of the  outstanding  common stock owned by such persons
and  by  such  group,   as  of  March  31,  2001.   For  purposes  of  this
presentation,  beneficial  ownership is deemed to be the possession of sole voting and investment powers, unless otherwise indicated.

Name and address                   Shares of common stock      Percent of
beneficial owner                     beneficially owned       common stock
--------------------------------     -------------------  ---------------------
Steven H. Cohen (1)                        608,688                15.9%
7395 E. Orchard Road, Suite 100
Greenwood Village, CO 80111

Valerie L. Switzer (2)                     415,851                10.9%
16020 East Milan Drive
Aurora, CO 80013
 .
Gold C Enterprises, Inc.                   411,250                10.7%
1670 York Street
Denver, CO 80206

Alan Treibitz (3)                          415,891                10.9%
7395 E. Orchard Road, Suite 100
Greenwood Village, CO 80111

Marilyn T. Heller (1)                      147,975                 3.9%
4530 South Verbena
Denver, CO 80237

Stephanie S. Kelso                          60,000                 1.6%
7395 E. Orchard Road, Suite 100
Greenwood Village, CO 80111

All officers and directors as a group    1,232,534            32.2%
      (6 persons)
---------------------------------------------------------------------------

(1)  Dr. Cohen and Ms.  Heller  disclaim  beneficial  ownership of the Company's common  stock  owned by the other.  Includes  currently  exercisable  stock options to purchase  5,000  shares at $0.138 per share until March 2007 and
     5,000  shares at $0.275  per share  until  March  2008 and 7,500  shares at
     $0.2063  until March 2009 and 5,000  shares at $0.412  until March 2010 and
     5,000 shares at $0.06875 until March 2011.

(2)  Includes  213,332  shares of common  stock  owned by Mrs.  Switzer's  minor children of which Mrs. Switzer is beneficial owner.

(3)  Includes  currently  exercisable  stock options to purchase 5,000 shares at
     $0.138  per share  until  March  2007 and 5,000  shares at $0.275 per share until  March 2008 and 7,500  shares at $0.2063  until  March 2009 and 5,000 shares at $0.412 until March 2010 and 5,000 shares at $0.06875  until March
     2011.

                              SHAREHOLDER PROPOSALS

Shareholders   may  submit   proposals   for   inclusion,   under   certain
conditions,  in the 2002  Proxy  Statement  for  consideration  at the 2002
Annual   Meeting.   Shareholders'   proposals   must  be  received  at  the
Company's  corporate  office  before March 31, 2002,  for  inclusion in the
2002 proxy material.

                                  OTHER MATTERS

The Board of  Directors  knows of no other  business to be presented at the
Annual  Meeting.  If other  matters do come before the  meeting,  it is the intention of the persons  named in the  accompanying  form of proxy to vote each proxy in accordance with their best judgment on such matters.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Ehrhardt  Keefe  Steiner & Hottman PC,  Certified  Public  Accountants  and
Consultants,  conducted  the audit of the  Company's  financial  statements for the year  ended  March 31,  2001.  This firm  performed  no  accounting services for the Company other than the audit of its  financial  statements and  tax  compliance  services.  It is  the  Company's  understanding  that
Ehrhardt  Keefe  Steiner &  Hottman  PC are  obligated  to  maintain  audit independence  as  prescribed  by  the  accounting  profession  and  certain requirements of the Securities and Exchange  Commission.  As a result,  the
directors  of  the  Company  do  not  specifically   approve,  in  advance,
non-audit  services  provided by a firm,  nor do they  consider the effect, if any, of such services on audit independence

                                  ANNUAL REPORT

The  Company's  2001 Annual  Report to  Shareholders  is enclosed with this
Proxy Statement.

         IF YOU CAN NOT ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND
                        PROMPTLY MAIL THE ENCLOSED PROXY.

Marilyn T. Heller, Secretary
Englewood, Colorado
August 31, 2001